UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                      333-119034                98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)              Identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
                    Suite 600 - 666 Burrard St., Park Place,
                  Vancouver, British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      Departure  of  Directors   or  Certain   Officers;   Election  of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Arrangements of Certain Officers

     On February 9, 2006, China Health Holdings, Inc. appointed Xiao Fei Yu as President of the Company. Mr. Yu has served as a Director of the Company since May 26, 2004 and was appointed as our Vice President on October 6, 2004. Mr. Yu has helped the Company create and develop 26 natural herbal product formulas that make up our King of Herbs and Taoist Medicine product lines. From 1997 to Present, Mr. Yu has been the President and Director of Taoist Tantric & Toltec Research and Development Centre located in Beijing, People's Republic of China. From 1998 to Present, Mr. Yu has been a Research Scientific Consultant of Central TCM Research and Development Institute located in Beijing, People's Republic of China. From 1999 to Present, Mr. Yu has been teaching Taoism, Taoist medicine and Indian classical philosophy & religion as a professor in the Department of Philosophy at the University of CCCP located in Beijing, People's Republic of China. From 1994 until 1999, Mr. Yu was an Associate Professor in Taoism, Taoist medicine, Buddhism and Scientific Philosophy in the Department of Philosophy at the University of CCCP.

     The Company has also entered into a Consulting Agreement with Mr. Yu pursuant to which Mr. Yu will provide global corporate development consulting services to the Company, including, advising the company with respect to global corporate development, strategic planning, global strategic partnership, business development and to assist the Company with identifying suitable acquisition candidates in the PR of China. The consulting agreement provides for a term of two years with an initial review after six months and annual reviews thereafter, at which time, the terms of the consulting agreement, including compensation, may be amended upon the mutual agreement of the parties. In consideration for the consulting services, the Company agreed to a monthly compensation of $18,000 USD which will accrue as a loan to the Company until as such time as the Company shall have closed a financing. In addition, the Company agreed to issue to Mr. Yu warrants to purchase 4,000,000 shares of common stock of the Company exercisable at a price of $0.20 per shares which shall be exercisable through February 8, 2012 or within 30 days of the termination of the Consulting Agreement.

     Also on February 9, 2007, the Company appointed Dr. Zheng-Lun Fan as a director of the Company. Dr. Fan has served as the Company's Vice President of Research & Development since 2005. Over the past five years, Dr. Fan has been a research fellow at Beijing's Cui Yue-li Research Center of Traditional Chinese Medicine, where he is also Professor. Dr. Fan is nationally known as an expert in Chinese traditional medicine, which he has practiced for more than 40 years.

     Dr. Fan was also appointed to serve as a member of the Company's Nominating Committee and Corporate Governance Committee.

     There are no understandings or arrangements between Dr. Fan and any other person pursuant to which Dr. Fan was selected as a director. Dr. Fan does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

     The Company has also entered into a Consulting Agreement with Dr. Fan pursuant to which Dr. Fan will provide global corporate development consulting services to the Company, including, advising the company with respect to global corporate development, strategic planning, global strategic partnership, business development and to assist the Company with identifying suitable acquisition candidates in the PR of China. The consulting agreement provides for a term of two years with an initial review after six months and annual reviews thereafter, at which time, the terms of the consulting agreement, including compensation, may be amended upon the mutual agreement of the parties. In consideration for the consulting services, the Company agreed to issue to Dr. Fan 500,000 shares of common stock pursuant to Section 4(2) of the Securities Act of 1933, as amended. In addition, the Company agreed to issue to Dr. Fan warrants to purchase 1,000,000 shares of common stock of the Company exercisable at a price of $0.20 per shares which shall be exercisable through February 8, 2012 or within 30 days of the termination of the Consulting Agreement.


     In addition, on February 9, 2007, the shareholders of the Company holding 2/3 of the outstanding voting stock of the Company voter to remove DaHong Li as a director of the Company. Mr. Li will serve as a Vice-President of the Company on a consultancy basis.

ITEM 9.01      Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number              Description
--------------------------------------------------------------------------------
10.1 Corporate Development Consulting Services Agreement by and between China Health Holding, Inc. and Xiao Fei Yu dated as of February 9, 2007.

10.2 Corporate Development Consulting Services Agreement by and between China Health Holding, Inc. and Dr. Zheng -Lun Fan dated as of February 9, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              China Health Holding, Inc.


Date: February 14, 2007                       /s/ Julianna Lu
                                              -----------------------
                                              Julianna Lu
                                              Chief Executive Officer
                                              and Chairman